THE ALGER INSTITUTIONAL FUNDS

Supplement Dated January 11, 2007 to the
Prospectuses Dated March 1, 2006
As supplemented to date

Andrew Silverberg has been appointed a co-manager of the Alger Balanced Institutional Fund and the Alger LargeCap Growth Institutional Fund. Accordingly, the following replaces the paragraph regarding Mr. Silverberg under the heading “Portfolio Managers” on page 19 of the Prospectuses:

  Mr. Silverberg, co-manager of the Balanced Fund and the LargeCap Growth Fund since January 2007 and assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004.
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